                                                                    EXHIBIT 99.6


                                   Akard Plaza

                             Statement of Operations
                                October 31, 1997
                            Gregory Commercial, Inc.

                                                   CURRENT PERIOD        PERCENT    YEAR TO DATE         PERCENT
 INCOME
                                    September
                                  ------------
ACTUAL EXPENSE RECOVERY                            $        0.00            0       $  17,716.46            4
INTEREST EARNED                                             0.00            0           1,266.77            0
RENT INCOME                                            44,449.16           100        426,176.50           96
                                  ------------     -------------         -------    ------------         -------
TOTAL INCOME                        399,710.57         44,449.16           100        445,159.73           100

OPERATING EXPENSES

CONTRACT CLEANING                                         248.11            1        2,397.21               1
JANITORIAL                                              2,899.91            7       28,716.71               6
EXTERMINATION                                               0.00            0          346.40               0
WASTE REMOVAL                                             331.46            1        3,309.11               1
ELECTRICITY                                             8,740.42           20       80,857.88              18
WATER/OTHER                                               204.72            0        2,135.92               0
OTHER UTILITIES                                           119.13            0        1,273.26               0
SEC. MONITORING                                           137.48            0        1,657.64               0
SECURITY SERVICE                                        1,050.00            2       11,697.54               3
SIGN EXPENSE                                                0.00            0          681.35               0
LANDSCAPE CONTRACT                                        405.94            1        3,979.29               1
INDOOR LANDSCAPE                                           81.19            0          985.06               0
LANDSCAPE SPRINKLER                                         0.00            0          112.50               0
MANAGEMENT FEES                                         1,650.00            4       16,500.00               4
MAINTENANCE FEE                                         2,009.32            5       18,257.14               4
SKYLINE MAINT. FEE                                        300.00            1        3,050.00               1
ALTERATIONS TENANT SUITES                                   0.00            0          543.75               0
FURNISHINGS                                                 0.00            0           16.11               0
R&M SUPPLIES                                                0.00            0          762.67               0
R&M ELECTRICAL                                             73.07            0        2,684.48               1
R&M PLUMBING                                              167.68            0        1,745.74               0
R&M HVAC                                                2,521.42            6       17,599.41               4
R&M ELEVATOR                                              624.34            1        3,645.74               1
R&M STRUCTURE AND ROOF                                      0.00            0          811.87               0
R&M OTHER BLDG MAINT                                        0.00            0        2,091.65               0
R&M PARKING LOT                                           162.38            0        2,475.85               1
R&M FIRE SYSTEM                                         1,938.83            4        3,185.01               1
R&M SECURITY SYSTEM                                        70.36            0        1,223.26               0
PROPERTY INSURANCE                                        883.75            2        8,827.50               2
RE TAX ESCROW                                           3,405.00            8       34,050.00               8
OTHER ADMINISTRATIVE EXP                                   15.00            0          458.88               0
SALARY/ADMINISTRATION                                     801.16            2        7,210.44               2
LEGAL FEES                                                273.00            1        3,888.89               1
TAX CONSULTANT                                              0.00            0        1,220.22               0

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
                                                    CURRENT PERIOD          PERCENT    YEAR TO DATE      PERCENT
 INCOME
                                    September
                                  ------------
OTHER PROFESSIONAL FEES                                      0.00              0             225.00         0
CONCIERGE SERVICE                                          108.25              0           1,082.50         0
TRAVEL/ENTERTAINMENT                                         0.00              0              22.50         0
                                  ------------      -------------          --------    ------------     --------
TOTAL EXPENSES                      240,506.56          29,221.92             66         269,728.48        61


                                  ------------      -------------          --------    ------------     --------
NET OPERATING INCOME                   160,204          15,227.24             34         175,431.25        39
                                  ============      =============          ========    ============     ========